Exhibit 10.3

Execution Copy

AMENDMENT TO THE SECOND AMENDED AND RESTATED SERVICING AGREEMENT

This Amendment to the Second Amended and Restated Servicing Agreement dated as of November 13, 2008 (this “Amendment”), is made among Huntsman Receivables Finance LLC (the “Company”), a Delaware limited liability company, Huntsman (Europe) BVBA (the “Master Servicer”), a company organized under the laws of Belgium, the Persons a party hereto as Local Servicers (the “Existing Local Servicers”), the Persons a party hereto as New Local Servicers, Huntsman International LLC, a limited liability company established under the laws of Delaware as Servicer Guarantor (the “Servicer Guarantor”), BNY Financial Services plc, as successor to J.P. Morgan Bank (Ireland) plc, as trustee (the “Trustee”), PricewaterhouseCoopers LLP, a limited liability partnership established under the laws of England and Wales (registered number OC303525) as Liquidation Servicer (the “Liquidation Servicer”).

WHEREAS, the Company, the Master Servicer, the Servicer Guarantor, the Trustee, the Existing Local Servicers and the Liquidation Servicer are parties to the Servicing Agreement dated as of June 26, 2001, as amended and restated by the Amended and Restated Servicing Agreement, dated as of October 21, 2002, as further amended and restated by the Second Amended and Restated Servicing Agreement, dated as of April 18, 2006 (as heretofore amended, supplemented or otherwise modified, the “Servicing Agreement”);

WHEREAS, the Company, the Master Servicer and the Trustee are parties to Pooling Agreement dated as of December 21, 2000, as amended and restated by the Amended and Restated Pooling Agreement dated as of June 26, 2001 and as amended and restated by the Second Amended and Restated Pooling Agreement dated as of April 18, 2006 (as heretofore amended, supplemented or otherwise modified, the “Pooling Agreement”);

WHEREAS, the Company, the Master Servicer, the Trustee, the conduit purchasers party thereto from time to time as Series 2000-1 Conduit Purchasers (the “Series 2000-1 Conduit Purchasers”), the several financial institutions party thereto from time to time as Series 2000-1 APA banks (the “Series 2000-1 APA Banks”), the several financial institutions party thereto from time to time as funding agents (the “Funding Agents”), and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”) are parties to the Series 2000-1 Supplement dated as of December 21, 2000, as amended and restated by the Amended and Restated Series 2000-1 Supplement dated as of November 13, 2008 (as heretofore amended, restated, supplemented or otherwise modified, the “Series 2000-1 Supplement”);

WHEREAS, the Series 2000-1 Conduit Purchasers and the 2000-1 APA Banks are the Investor Certificateholders and hereby represent and warrant that they are the holders of the entire principal amount of Investor Certificates issued pursuant to the Series 2000-1 Supplement;

WHEREAS, pursuant to Section 8.01 of the Servicing Agreement, the Servicing Agreement may be amended, supplemented or otherwise modified from time to time in accordance with the provisions of Section 10.01 of the Pooling Agreement;

WHEREAS, pursuant to Section 10.01(b) of the Pooling Agreement, the Servicing Agreement may be amended in writing from time to time by the Master Servicer, the Company and the Trustee with the written consent of the Funding Agents for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Servicing Agreement subject to the limitations in such Section 10.01(b);

WHEREAS, the parties hereto wish to amend the Servicing Agreement on the terms and conditions set forth herein;

WHEREAS, the Administrative Agent, the Funding Agents, the Series 2000-1 Conduit Purchasers and the Series 2000-1 APA Banks are a party hereto for purposes of consenting to the amendments provided under this Amendment;

NOW, THEREFORE, the parties hereto, hereby agree as follows:

1.             Capitalized terms used but not defined herein shall have the meanings ascribed to them in Annex X to the Pooling Agreement (as in effect prior to this Amendment).  The “Existing Parties” shall mean the Company, the Master Servicer, the Existing Local Servicers, the Servicer Guarantor, the Trustee and the Liquidation Servicer; the “New Local Servicers” shall mean Huntsman Advanced Materials Americas Inc. and Huntsman Advanced Materials (Europe) BVBA; and the “Terminating Local Servicers” shall mean Huntsman Petrochemicals (UK) Limited, Huntsman Polymers Corporation and Huntsman Expandable Polymers Company, LC.

2.             The Existing Parties hereto hereby agree that Huntsman Advanced Materials Americas Inc. and Huntsman Advanced Materials (Europe) BVBA are hereby added as Local Servicers under the Servicing Agreement.

3.             The parties hereto hereby agree that Huntsman Petrochemicals (UK) Limited, Huntsman Polymers Corporation and Huntsman Expandable Polymers Company, LC are hereby terminated as Local Servicers under the Servicing Agreement.

4.             The parties hereto hereby agree that Section 1.02 of the Servicing Agreement shall be and hereby is amended by adding the following new paragraph (i):

“(i)      References to the Servicing Agreement in any other document or agreement inclusive of the Transaction Documents shall be deemed to be references to this agreement as amended, restated, supplemented or otherwise modified from time to time and all assignments hereof.”

5.             The parties hereto hereby agree that Section 1.02 of the Servicing Agreement shall be and hereby is amended by adding the following new paragraph (j):

“(j)      References to any other Transaction Document or any other document or agreement in this Agreement shall be deemed to be references to any such document or agreement as amended, restated, supplemented or otherwise modified from time to time.”

6.             The parties hereto hereby agree that Section 2.01(c) of the Servicing Agreement shall be and hereby is amended by replacing the first sentence thereof in its entirety to read as follows:

“In order to perform the obligations hereunder, the Master Servicer may from time to time appoint one or more Originators or other Affiliates as a local servicer (each entity, in such capacity, “Local Servicer”) for the Receivables owned by the Company; provided that (i) the Master Servicer may appoint any Approved Originator, so long as it remains an Approved Originator, to service Receivables originated by it and other designated Approved Originators by providing prior written notice of such appointment and designations to the Company, the Trustee and the Funding Agents under the Series 2000-1 Supplement; and (ii) the Master Servicer may otherwise appoint an Affiliate which is not an Approved Originator of the Receivables only with the prior written consent of the Funding Agent(s) representing more than 50% of the Aggregate Invested Amount.”

7.             The parties hereto hereby agree that Article VIII to the Servicing Agreement shall be and hereby is amended by adding the following new Section 8.16:

SECTION 8.16                 Addition and Removal of Local Servicers.

(a)          The Master Servicer shall admit as a Local Servicer under this Agreement any member of the Huntsman Group (such party or parties shall be referred to as an “Additional Local Servicer”) who becomes an “Additional Originator” in accordance with the terms and conditions of the Transaction Documents. The admission of such Additional Local Servicer shall be subject to: (i) execution and delivery to the Trustee by the Master Servicer, the Servicer Guarantor and the Company of a duly completed agreement as set out in Schedule 5 (the “Admission of Additional Local Servicer”); and (ii) satisfaction of all the conditions applicable to such Additional Local Servicer becoming an Additional Originator in accordance with the Transaction Documents.

(b)         Upon satisfaction of the above conditions, the Additional Local Servicer shall be deemed to be a party to this Agreement, and for all purposes of the Transaction Documents shall be deemed to be a “Local Servicer”. The Additional Local Servicer shall be under the same obligations towards each of the other parties to this Agreement as if it had been an original party hereto as a “Local Servicer” and the obligations of such Additional Local Servicer as a “Local Servicer” shall be Guaranteed Obligations subject to the Guaranty as provided under Article VII of this Agreement.

(c)          If an Approved Originator is removed, terminated or withdrawn as an Originator in accordance with Section 2.10 of the Pooling Agreement, such Approved Originator shall, subject to the satisfaction of the terms and conditions of Section 2.10 of the Pooling Agreement, automatically cease to be a Local Servicer without any further action under this Agreement and the other Transaction Documents.

8.             The parties hereto hereby agree that the Servicing Agreement shall be and hereby is amended by adding a new Schedule 5 in form attached hereto as Schedule I.

9.             In accordance with Section 2.01(c) of the Servicing Agreement, as of November 18, 2008 the servicing by Local Servicers shall be as set forth on Schedule III attached hereto.

10.           The parties hereto hereby: (i) consent to the amendments to the Liquidation Servicer Agreement in the form attached hereto as Schedule II; and (ii) agree that Schedule 4 to the Servicing Agreement is hereby deemed to be amended to reflect the removal of the Terminating Local Servicers and the inclusion of the New Local Servicers.

11.           The Master Servicer and the Servicer Guarantor hereby agree to service the Receivables originated and proposed to be sold by the New Local Servicers (in their capacity as Originators) in accordance with the terms of the Servicing Agreement and the Servicer Guarantor hereby agrees that the obligations of the Master Servicer and the New Local Servicers are Guaranteed Obligations subject to the Guaranty as provided under Article VII of the Servicing Agreement.

12.           The amendments under Sections 2 through 10 of this Amendment shall become effective upon:  (i) the Second Amended and Restated Series 2000-1 Supplement, dated as of the date hereof, by, among others, the Company, the Master Servicer and the Trustee becoming effective in accordance with its terms; and (ii) this Amendment being duly executed by each of the parties hereto.

13.           The Funding Agents, the Series 2000-1 Conduit Purchasers, the Series 2000-1 APA Banks and the Administrative Agent hereby acknowledge and consent to the provisions of this Amendment.

14.           Except as expressly amended by this Amendment, the Servicing Agreement is ratified and confirmed in all respects and the terms, provisions and conditions thereof are and shall remain in full force and effect.

15.           THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ANY CONFLICT OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

16.           This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

17.           The provisions of Sections 11.08, 11.14 and 11.17 of the Series 2000-1 Supplement and Section 8.04 of the Servicing Agreement shall apply hereto, mutatis mutandis, as if set forth in full herein.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the parties hereto have caused this amendment to be duly executed by their respective officers as of the day and year first above written.

HUNTSMAN RECEIVABLES FINANCE LLC,

as Company

By:	/s/ SEAN DOUGLAS
Name: Sean Douglas
Title: Vice President and Treasurer

HUNTSMAN (EUROPE) BVBA,

as Master Servicer

By:	/s/ SEAN DOUGLAS
Name: Sean Douglas
Title: Attorney-in-Fact

By:
Name:
Title:

HUNTSMAN INTERNATIONAL LLC

as a Local Servicer

By:	/s/ SEAN DOUGLAS
Name: Sean Douglas
Title: Vice President and Treasurer

HUNTSMAN INTERNATIONAL LLC,

as Servicer Guarantor

By:	/s/ SEAN DOUGLAS
Name: Sean Douglas
Title: Vice President and Treasurer

[2008 Amendment to Servicing Agreement Signature Page 1 of 10]

BNY FINANCIAL SERVICES PLC

not in its individual capacity but solely as Trustee

By:	/s/ ANDREW MCLEOD
Name: Andrew McLeod VP
Title: Authorised Signatory

PRICEWATERHOUSECOOPERS LLP,

as Liquidation Servicer

By:	/s/ C. JULIAN ROBERTS
Name: C. Julian Roberts
Title: Director
Duly Authorized to sign for and on
behalf of PricewaterhouseCoopers LLP

[2008 Amendment to Servicing Agreement Signature Page 2 of 10]

TIOXIDE AMERICAS INC.

as a Local Servicer

By:	/s/ JON M. HUNTSMAN
Name: Jon M. Huntsman
Title: Chief Executive Officer

HUNTSMAN PROPYLENE OXIDE LTD.

as a Local Servicer

By:	/s/ SEAN DOUGLAS
Name: Sean Douglas
Title: Vice President and Treasurer

HUNTSMAN INTERNATIONAL FUELS, L.P.

as a Local Servicer

By:	/s/ SEAN DOUGLAS
Name: Sean Douglas
Title: Vice President

HUNTSMAN HOLLAND B.V.

as a Local Servicer

By:	/s/ BEN DE JONG
Name: Ben de Jong
Title: Director

TIOXIDE EUROPE LIMITED

as a Local Servicer

By:	/s/ J. KIMO ESPLIN
Name: J. Kimo Esplin
Title: Director

[2008 Amendment to Servicing Agreement Signature Page 3 of 10]

TIOXIDE EUROPE SRL

as a Local Servicer

By:	/s/ VALTER MUSSO
Name: Valter Musso
Title: Managing Director

HUNTSMAN SURFACE SCIENCES ITALIA SRL

as a Local Servicer

By:	/s/ DANIELE FERRARI
Name: Daniele Ferrari
Title: Director

HUNTSMAN PATRICA S.R.L.

as a Local Servicer

By:	/s/ DANIELE FERRARI
Name: Daniele Ferrari
Title: Director

TIOXIDE EUROPE S.L.

as a Local Servicer

By:	/s/ THOMAS G. FISHER
Name: Thomas G. Fisher
Title: Director

By:	/s/ DONALD J. STANUTZ
Name: Donald J. Stanutz
Title: Director

HUNTSMAN PERFORMANCE PRODUCTS SPAIN, S.L.

as a Local Servicer

By:	/s/ DANIELE FERRARI
Name: Daniele Ferrari
Title: Director

By:	/s/ JOHN Q. SMYTH
Name: John Q. Smyth
Title: Director

[2008 Amendment to Servicing Agreement Signature Page 4 of 10]

TIOXIDE EUROPE SAS

as a Local Servicer

By:	/s/ DOMINIQUE VANNESTE
Name: Dominique Vanneste
Title: President

HUNTSMAN SURFACE SCIENCES FRANCE SAS

as a Local Servicer

By:	/s/ DANIELE FERRARI
Name: Daniele Ferrari
Title: Director

By:	/s/ JOHN Q. SMYTH
Name: John Q. Smyth
Title: Director

HUNTSMAN SURFACE SCIENCES UK LIMITED

as a Local Servicer

By:	/s/ JOHN Q. SMYTH
Name: John Q. Smyth
Title: Director

HUNTSMAN ETHYLENEAMINES LTD.

as a Local Servicer

By:	/s/ SEAN DOUGLAS
Name: Sean Douglas
Title: Vice President

HUNTSMAN PETROCHEMICAL CORPORATION

as a Local Servicer

By:	/s/ SEAN DOUGLAS
Name: Sean Douglas
Title: Vice President and Treasurer

[2008 Amendment to Servicing Agreement Signature Page 5 of 10]

HUNTSMAN POLYMERS CORPORATION

as a Local Servicer and as a Terminating Local Servicer

By: HUNTSMAN ADVANCED MATERIALS LLC,

its successor by merger

By:	/s/ SEAN DOUGLAS
Name: Sean Douglas
Title: Vice President and Treasurer

HUNTSMAN EXPANDABLE POLYMERS COMPANY, LC,

as a Local Servicer and as a Terminating Local Servicer

By: HUNTSMAN INTERNATIONAL CHEMICALS CORPORATION,

its Manager

By:	/s/ SEAN DOUGLAS
Name: Sean Douglas
Title: Vice President

HUNTSMAN ADVANCED MATERIALS AMERICAS INC.

as a New Local Servicer

By:	/s/ SEAN DOUGLAS
Name: Sean Douglas
Title: Vice President and Treasurer

HUNTSMAN ADVANCED MATERIALS (EUROPE) BVBA

as a New Local Servicer

By:	/s/ SEAN DOUGLAS
Name: Sean Douglas
Title: Attorney-in-fact

By:
Name:
Title:

[2008 Amendment to Servicing Agreement Signature Page 6 of 10]

Consented to as of the date first written above:

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

By:	/s/ CHARLES SIMOND
Name: Charles Simond
Title: Executive Director

JPMORGAN CHASE BANK, N.A.,

as Funding Agent

By:	/s/ CHARLES SIMOND
Name: Charles Simond
Title: Executive Director

JPMORGAN CHASE BANK, N.A.,

as a Series 2000-1 APA Bank

By:	/s/ CHARLES SIMOND
Name: Charles Simond
Title: Executive Director

CHARIOT FUNDING LLC,

as a Series 2000-1 Conduit Purchaser

By: JPMorgan Chase Bank, N.A.,

as its attorney-in-fact

By:	/s/ CHARLES SIMOND
Name: Charles Simond
Title: Executive Director

[2008 Amendment to Servicing Agreement Signature Page 7 of 10]

WACHOVIA CAPITAL MARKETS, LLC,

as Funding Agent

By:	/s/ EERO H. MAKI
Name: Eero H. Maki
Title: Director

WACHOVIA CAPITAL MARKETS, LLC,

as a Series 2000-1 APA Bank

By:	/s/ EERO H. MAKI
Name: Eero H. Maki
Title: Director

VARIABLE FUNDING CAPITAL COMPANY, LLC,

as a Series 2000-1 Conduit Purchaser

By: Wachovia Capital Markets, LLC

as its attorney-in-fact

By:	/s/ DOUGLAS R. WILSON, SR.
Name: Douglas R. Wilson, Sr.
Title: Director

[2008 Amendment to Servicing Agreement Signature Page 8 of 10]

BARCLAYS BANK PLC,

as Funding Agent

By:	/s/ JEFFREY GOLDBERG
Name: Jeffrey Goldberg
Title: Associate Director

BARCLAYS BANK PLC,

as a Series 2000-1 APA Bank

By:	/s/ JEFFREY GOLDBERG
Name: Jeffrey Goldberg
Title: Associate Director

SHEFFIELD RECEIVABLES CORPORATION,

as a Series 2000-1 Conduit Purchaser

By: Barclays Bank PLC,

as its attorney-in-fact

By:	/s/ JASON D. MUNCY
Name: Jason D. Muncy
Title: Associate Director

[2008 Amendment to Servicing Agreement Signature Page 9 of 10]

HSBC BANK PLC,

as a Funding Agent

By:	/s/ NIGEL BATLEY
Name: Nigel Batley
Title: Managing Director

HSBC BANK USA, NATIONAL ASSOCIATION,

as a Series 2000-1 APA Bank

By:	/s/ DAVID A. MANDELL
Name: David A. Mandell
Title: Managing Director

REGENCY ASSETS LIMITED,

as a Series 2000-1 Conduit Purchaser

By:	/s/ MICHAEL WHELAN
Name: Michael Whelan
Title: Director

[2008 Amendment to Servicing Agreement Signature Page 10 of 10]